SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT:  NOVEMBER 3, 1999
---------------------------------
(Date of earliest event reported)


                       ASSET SECURITIZATION CORPORATION,
                         COMMERCIAL MORTGAGE ASSET TRUST
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-53859                 13-3672337
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 to this Current Report is the  Underwriting
Agreement (as defined below) for the Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"). On October 15, 1999, Goldman, Sachs & Co. ("Goldman") and Nomura Securities International, Inc. ("NSI"), as representatives of the Underwriters (Goldman, NSI and Donaldson, Lufkin & Jenrette Securities Corporation, the "UNDERWRITERS"), entered into an Underwriting Agreement and an Amendment No. 1 to the Underwriting Agreement, both dated October 15, 1999, with Asset
Securitization Corporation, The Capital Company of America LLC and Nomura Holding America Inc. in connection with the sale of the Class A-1, Class A-2, Class A-3, Class CS-1, Class X and Class F Certificates, along with a portion of the Class B, Class C, Class D and Class E Certificates (the "Public Certificates"). The Public Certificates were offered pursuant to a prospectus and a prospectus supplement, each dated October 15, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

------------------------- ------------------------ -----------------------------
                          Item 601(a) of
Exhibit No.               Regulation S-K           Description
                          Exhibit No.
------------------------- ------------------------ -----------------------------

99.1                      1                        Underwriting Agreement, dated
                                                   October 15, 1999
------------------------- ------------------------ -----------------------------

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ASSET SECURITIZATION CORPORATION


                                   By:    /S/ BRAD ALTBERGER
                                       ---------------------------------
                                       Name:  Brad Altberger
                                       Title: Vice President

Date:  November 3, 1999

                                  EXHIBIT INDEX



  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      99.1            Underwriting Agreement                   E